UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2015

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of registrant as specified in its charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01              Changes in Registrant’s Certifying Accountant.

As previously disclosed by Northeast Bancorp (the “Company”) on its Current Report on Form 8-K filed September 21, 2015, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) appointed McGladrey LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2016.  In connection with the selection of McGladrey LLP, on September 15, 2015, the Company notified Ernst & Young LLP that they would be dismissed as the Company’s independent registered public accounting firm upon the completion of its audit of the Company’s consolidated financial statements as of and for the fiscal year ended June 30, 2015.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company on September 21, 2015, to confirm that, upon Ernst & Young LLP’s issuance of its Report of Independent Registered Public Accounting Firm, dated September 28, 2015, in connection with the Company’s filing of its Annual Report on Form 10-K, Ernst & Young LLP completed its audit of the Company’s consolidated financial statements as of and for the fiscal year ended June 30, 2015, and completed its engagement.

The audit report of Ernst & Young LLP on the consolidated financial statements of the Company for the years ended June 30, 2015 and June 30, 2014, did not contain an adverse opinion or disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2015 and June 30, 2014, and the subsequent interim period through September 28, 2015, there were: (1) no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ernst & Young LLP with a copy of the disclosure in this Form 8-K and has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter from Ernst & Young LLP, dated October 2, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

During the years ended June 30, 2015 and June 30, 2014, and the subsequent interim period through September 28, 2015, the Company did not consult McGladrey LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and McGladrey LLP did not provide any written report or oral advice that McGladrey LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01              Financial Statements and Exhibits

Number	Description

16.1	Letter of Concurrence from Ernst & Young LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NORTHEAST BANCORP

By:	/s/ Brian Shaughnessy
Name:	Brian Shaughnessy
Title:	Chief Financial Officer and Treasurer

Date: October 2, 2015